UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09637
                                   811-09739

Name of Fund: Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap
              Series Funds, Inc. Master Large Cap Core Portfolio of Master Large Cap Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 - Report to Stockholders

                        Merrill Lynch
                        Large Cap Core Fund
                        Of Merrill Lynch Large Cap Series Funds, Inc.

Semi-Annual Report
April 30, 2005

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:

Total Returns as of April 30, 2005                                 6-month   12-month
=====================================================================================
U.S. equities (Standard & Poor's 500 Index)                        +3.28%    + 6.34%
-------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                       -0.15%    + 4.71%
-------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)    +8.71%    +14.95%
-------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                +0.98%    + 5.26%
-------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)     +1.93%    + 6.81%
-------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)     +0.65%    + 6.92%
-------------------------------------------------------------------------------------

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                        Sincerely,


                        /s/ Robert C. Doll, Jr.

                        Robert C. Doll, Jr.
                        President and Director/Trustee


2         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

We are pleased to present to you the management team of

Merrill Lynch Large Cap Core Fund

                                [PHOTO OMITTED]

[PHOTO OMITTED]

Robert C. Doll, Jr.
Senior Portfolio Manager

Senior Portfolio Manager Bob Doll, President and Chief Investment Officer of Merrill Lynch Investment Managers, joined Merrill Lynch Investment Managers in 1999. He is the head of Merrill Lynch Large Cap Core Fund. Mr. Doll received bachelor's degrees from Lehigh University and an MBA from The Wharton School of the University of Pennsylvania. He is a CFA(R) charterholder and a Certified Public Accountant. Mr. Doll's investment team includes Senior Quantitative Analyst Tasos Bouloutas, Director of Equity Operations Brenda Sklar and Fundamental Analyst Dan Hanson. Mr. Bouloutas earned a master's degree and a Ph.D. from Columbia University. Ms. Sklar earned a bachelor's degree from the University of Delaware. She is a Certified Public Accountant. Mr. Hanson received a bachelor's degree from Middlebury College and an MBA from the University of Chicago. He is a CFA charterholder and member of the Association for Investment Management and Research.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President .............................................      2
A Discussion With Your Fund's Portfolio Manager .........................      4
Performance Data ........................................................      6
Disclosure of Expenses ..................................................      8
Fund Financial Information ..............................................      9
Fund Financial Highlights ...............................................     12
Fund Notes to Financial Statements ......................................     17
Portfolio Information ...................................................     20
Master Schedule of Investments ..........................................     21
Master Financial Information ............................................     25
Master Financial Highlights .............................................     27
Master Notes to Financial Statements ....................................     28
Officers and Directors/Trustees .........................................     31

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005               3

A Discussion With Your Fund's Portfolio Manager

      The Fund significantly outperformed both its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various industry sectors.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2005, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +6.49%, +6.09%, +6.18%, +6.68% and +6.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) These results compare quite favorably to the +4.04% return of the Fund's unmanaged benchmark, the Russell 1000 Index, for the same period. In addition, the Fund significantly outperformed its comparable Lipper category of Multi-Cap Core Funds, which posted an average return of +3.01% for the six-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. During the past six months, stock selection contributed positively to returns in most sectors, including health care (particularly health care providers and services), financials (particularly insurance) and consumer discretionary (particularly retailers). In the energy sector, the combination of a sector overweight and effective stock selection enhanced returns, although this was somewhat offset by the negative impact of an underweighting in Exxon Mobil Corp. In the technology and consumer staples sectors, a combination of our relative weighting and stock selection detracted from performance versus the benchmark.

At the individual stock level, the largest positive contributors to performance during the six-month period were Humana, Inc., PacifiCare Health Systems, Valero Energy Corp., Cigna Corp. and Aetna, Inc. For the most part, we retained our positions in these strong performers, although we do typically take some marginal profits in select stocks that appreciate significantly. This allows us to maintain our desired relative weightings in any individual stock and/or sector. Also benefiting Fund performance were our underweight positions in American International Group, Inc., International Business Machines Corp. and eBay Inc.

Hindering relative performance somewhat was an underweight position in Altria Group. The largest individual detractors included TIBCO Software Inc., Symantec Corp., Cree, Inc. and Dynegy, Inc. Each of these stocks disappointed during the period as company fundamentals developed unfavorably and, in general, contrary to our expectations. As part of our overall investment strategy, we eliminated or reduced the detractors to make room in the portfolio for stocks with more promising investment cases.

Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. Over the past six months, the markets reacted to positive and negative economic news, as well as national and international events, such as the conclusion of the U.S. presidential election and the ongoing war and elections in Iraq. The major indexes posted impressive returns in the fourth quarter of 2004, although these gains were largely given back in the new year as concerns grew over inflation, record-high oil prices, the weakening of the U.S. dollar and the threat of continuing interest rate hikes. Under these conditions, large-capitalization shares were favored by investors. An advanced estimate of first quarter 2005 gross domestic product (GDP) growth came in unexpectedly low at 3.1%, although that figure was later revised upward to 3.5%. However, throughout this challenging environment, solid growth in corporate profits was recorded, and the housing market continued at a strong pace.

The recent correction in the broad markets -- and cyclical stocks in particular -- reflects both general concerns over the slowing of economic growth and specific concerns regarding the impact of tighter monetary policy, higher energy prices, currency market volatility and credit market risks. Amid these conditions, we are pleased with the Fund's ability to outperform its benchmark and its peers.


4         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

What changes were made to the Portfolio during the period?

We maintained a procyclical bias throughout the period. Through our bottom-up stock selection process, we continued to identify stocks with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of this process, we increased our positions relative to the benchmark in technology, health care and energy. We reduced our positions in consumer staples and consumer discretionary, although the Portfolio remained overweight in the latter sector.

The largest individual purchases during the period included Exxon Mobil Corp., Dell, Inc., Hewlett-Packard Co. and Oracle Corp. The largest sales included Apple Computer, Inc., Chevron Texaco Corp., WellPoint, Inc., EMC Corp. and Countrywide Financial Corp. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

How would you characterize the Portfolio's position at the close of the period?

The Portfolio's largest overweights as of April 30, 2005 were in information technology, which we believe should benefit from strong earnings growth, as well as energy, health care, materials and consumer discretionary. The largest underweights were in financials, which tend to underperform in periods of rising interest rates, consumer staples, industrials and telecommunications services.

Companies exhibiting good earnings momentum, earnings surprise and valuation characteristics continue to deliver strong performance, and we remain committed to these disciplines for stock selection. The Portfolio remains positioned in cyclical stocks, which should continue to benefit amid favorable economic conditions. Despite softer first quarter GDP growth and some recent rumblings of an economic slowdown, we believe the current environment is still generally supportive of equities. Having said that, we continue to believe that a highly diversified portfolio and a focus on individual security selection (rather than a more macro approach) is appropriate and should be rewarded on a relative basis.

Robert C. Doll, Jr.
President, Director/Trustee and Portfolio Manager

May 26, 2005


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005               5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                               6-Month         12-Month        Since Inception
As of April 30, 2005                         Total Return    Total Return       Total Return
==============================================================================================
ML Large Cap Core Fund Class A Shares*          +6.49%          +11.60%            +18.78%
----------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class B Shares*          +6.09           +10.72             +13.95
----------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class C Shares*          +6.18           +10.72             +13.95
----------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class I Shares*          +6.68           +11.84             +20.39
----------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class R Shares*          +6.46           +11.37             +17.76
----------------------------------------------------------------------------------------------
Russell 1000(R) Index**                         +4.04           + 7.20             - 9.92
----------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 12/22/99.
** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total return is from 12/22/99.

      Russell 1000 and Russell 3000 are registered trademarks of the Frank Russell Company.


6         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 4/30/05                              +11.60%           +5.74%
--------------------------------------------------------------------------------
Five Years Ended 4/30/05                            - 0.04            -1.11
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/05                                     + 3.26            +2.23
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 4/30/05                                  +10.72%         +6.72%
--------------------------------------------------------------------------------
Five Years Ended 4/30/05                                - 0.81          -1.21
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/05                                         + 2.47          +2.30
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 4/30/05                                  +10.72%         +9.72%
--------------------------------------------------------------------------------
Five Years Ended 4/30/05                                - 0.81          -0.81
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/05                                         + 2.47          +2.47
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 4/30/05                              +11.84%           +5.97%
--------------------------------------------------------------------------------
Five Years Ended 4/30/05                            + 0.22            -0.86
--------------------------------------------------------------------------------
Inception (12/22/99)
through 4/30/05                                     + 3.53            +2.49
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 4/30/05                                                   +11.37%
--------------------------------------------------------------------------------
Five Years Ended 4/30/05                                                 - 0.19
--------------------------------------------------------------------------------
Inception (12/22/99) through 4/30/05                                     + 3.10
--------------------------------------------------------------------------------


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005               7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2004 and held through April 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                           Beginning            Ending          During the Period*
                                                         Account Value       Account Value     November 1, 2004 to
                                                        November 1, 2004     April 30, 2005      April 30, 2005
==================================================================================================================
Actual
==================================================================================================================
Class A                                                     $1,000             $1,064.90             $5.92
------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000             $1,060.90             $9.87
------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000             $1,061.80             $9.87
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000             $1,066.80             $4.64
------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000             $1,064.60             $7.21
==================================================================================================================
Hypothetical (5% annual return before expenses)**
==================================================================================================================
Class A                                                     $1,000             $1,019.20             $5.79
------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000             $1,015.36             $9.65
------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000             $1,015.36             $9.65
------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000             $1,020.44             $4.53
------------------------------------------------------------------------------------------------------------------
Class R                                                     $1,000             $1,017.95             $7.04
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.15% for Class A, 1.92% for Class B, 1.92% for Class C, .90% for Class I and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8         MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Statement of Assets and Liabilities            Merrill Lynch Large Cap Core Fund

As of April 30, 2005
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Large Cap Core Portfolio
                        (the"Portfolio"), at value
                        (identified cost--$1,828,233,399) .......................                        $ 2,048,725,714
                       Prepaid expenses and other assets ........................                                183,728
                                                                                                         ---------------
                       Total assets .............................................                          2,048,909,442
                                                                                                         ---------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ...........................................    $       910,746
                          Other affiliates ......................................            472,630
                          Administrator .........................................            397,878
                                                                                     ---------------
                       Total liabilities ........................................                              1,781,254
                                                                                                         ---------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Net assets ...............................................                        $ 2,047,128,188
                                                                                                         ===============
========================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ...........................                        $     4,221,576
                       Class B Shares of Common Stock, $.10 par value,
                        200,000,000 shares authorized ...........................                              3,706,689
                       Class C Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ...........................                              5,075,178
                       Class I Shares of Common Stock, $.10 par value,
                        100,000,000 shares authorized ...........................                              4,416,241
                       Class R Shares of Common Stock, $.10 par value,
                        200,000,000 shares authorized ...........................                                264,026
                       Paid-in capital in excess of par .........................                          1,846,067,391
                       Undistributed investment income--net .....................    $       812,234
                       Accumulated realized capital losses allocated from the
                        Portfolio--net ..........................................        (37,927,462)
                       Unrealized appreciation allocated from the
                        Portfolio--net ..........................................        220,492,315
                                                                                     ---------------
                       Total accumulated earnings--net ..........................                            183,377,087
                                                                                                         ---------------
                       Net Assets ...............................................                        $ 2,047,128,188
                                                                                                         ===============
========================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $497,358,503 and
                        42,215,761 shares outstanding ...........................                        $         11.78
                                                                                                         ===============
                       Class B--Based on net assets of $418,836,281 and
                        37,066,893 shares outstanding ...........................                        $         11.30
                                                                                                         ===============
                       Class C--Based on net assets of $573,383,585 and
                        50,751,775 shares outstanding ...........................                        $         11.30
                                                                                                         ===============
                       Class I--Based on net assets of $527,194,870 and
                        44,162,410 shares outstanding ...........................                        $         11.94
                                                                                                         ===============
                       Class R--Based on net assets of $30,354,949 and
                        2,640,256 shares outstanding ............................                        $         11.50
                                                                                                         ===============

      See Notes to Financial Statements.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005               9

Statement of Operations                        Merrill Lynch Large Cap Core Fund

For the Six Months Ended April 30, 2005
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Dividends .............................................                        $    14,924,462
                          Securities lending--net ...............................                                 68,954
                          Interest from affiliates ..............................                                 61,310
                          Expenses ..............................................                             (4,892,083)
                                                                                                         ---------------
                       Total income .............................................                             10,162,643
                                                                                                         ---------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class C .......    $     2,617,262
                       Administration fees ......................................          2,416,717
                       Account maintenance and distribution fees--Class B .......          2,174,072
                       Account maintenance fees--Class A ........................            582,778
                       Transfer agent fees--Class C .............................            390,026
                       Transfer agent fees--Class B .............................            321,606
                       Transfer agent fees--Class I .............................            303,648
                       Transfer agent fees--Class A .............................            291,675
                       Registration fees ........................................             84,794
                       Printing and shareholder reports .........................             67,082
                       Account maintenance and distribution fees--Class R .......             59,269
                       Professional fees ........................................             18,243
                       Transfer agent fees--Class R .............................             14,824
                       Other ....................................................              8,413
                                                                                     ---------------
                       Total expenses ...........................................                              9,350,409
                                                                                                         ---------------
                       Investment income--net ...................................                                812,234
                                                                                                         ---------------
========================================================================================================================
Realized & Unrealized Gain Allocated from the Portfolio--Net
------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ........................                             61,991,686
                       Change in unrealized appreciation on investments--net ....                             36,405,796
                                                                                                         ---------------
                       Total realized and unrealized gain--net ..................                             98,397,482
                                                                                                         ---------------
                       Net Increase in Net Assets Resulting from Operations .....                        $    99,209,716
                                                                                                         ===============

      See Notes to Financial Statements.


10        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Statements of Changes in Net Assets            Merrill Lynch Large Cap Core Fund

                                                                                        For the Six           For the
                                                                                       Months Ended         Year Ended
                                                                                         April 30,          October 31,
Increase (Decrease) in Net Assets:                                                         2005                2004
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net ............................    $       812,234     $    (5,975,718)
                       Realized gain--net .......................................         61,991,686         176,458,090
                       Change in unrealized appreciation--net ...................         36,405,796         (54,503,940)
                                                                                     -----------------------------------
                       Net increase in net assets resulting from operations .....         99,209,716         115,978,432
                                                                                     -----------------------------------
========================================================================================================================
Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------
                       Realized gains--net:
                          Class A ...............................................         (3,420,110)                 --
                          Class B ...............................................         (3,547,724)                 --
                          Class C ...............................................         (3,932,578)                 --
                          Class I ...............................................         (3,522,593)                 --
                          Class R ...............................................           (154,059)                 --
                                                                                     -----------------------------------
                       Net decrease in net assets resulting from distributions to
                        shareholders ............................................        (14,577,064)                 --
                                                                                     -----------------------------------
========================================================================================================================
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share
                        transactions ............................................        295,940,309         309,948,089
                                                                                     -----------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .............................        380,572,961         425,926,521
                       Beginning of period ......................................      1,666,555,227       1,240,628,706
                                                                                     -----------------------------------
                       End of period* ...........................................    $ 2,047,128,188     $ 1,666,555,227
                                                                                     ===================================
                          * Undistributed investment income .....................    $       812,234                  --
                                                                                     ===================================

      See Notes to Financial Statements.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              11

Financial Highlights                           Merrill Lynch Large Cap Core Fund

                                                                                           Class A
                                                            ---------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended                For the Year Ended October 31,
The following per share data and ratios have been derived     April 30,     -----------------------------------------------------
from information provided in the financial statements.          2005          2004           2003           2002           2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...   $  11.15        $  10.23       $   8.25       $   9.06       $  11.74
                                                            ---------------------------------------------------------------------
                 Investment income (loss)--net** ........        .02            (.01)          (.02)           .01             --@
                 Realized and unrealized gain (loss)--net        .70             .93           2.00           (.82)         (2.68)
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......        .72             .92           1.98           (.81)         (2.68)
                                                            ---------------------------------------------------------------------
                 Distributions from:
                    Realized gain--net ..................       (.09)             --             --             --             --
                    In excess of realized gain--net .....         --              --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Total distributions ....................       (.09)             --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Net asset value, end of period .........   $  11.78        $  11.15       $  10.23       $   8.25       $   9.06
                                                            =====================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       6.49%+          8.99%         24.00%         (8.94%)       (22.80%)
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses*** ............................       1.15%*          1.18%          1.23%          1.28%          1.32%
                                                            =====================================================================
                 Investment income (loss)--net ..........        .40%*          (.09%)         (.21%)          .10%          (.05%)
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)   $497,359        $392,896       $293,144       $136,552       $ 84,891
                                                            =====================================================================
                 Portfolio turnover of the Portfolio ....      49.98%         135.48%        138.73%        150.18%        162.28%
                                                            =====================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Aggregate total investment return.
++    Total investment returns exclude the effects of sales charges.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


12        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                           Class B
                                                            ---------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended                For the Year Ended October 31,
The following per share data and ratios have been derived     April 30,     -----------------------------------------------------
from information provided in the financial statements.          2005          2004           2003           2002           2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...   $  10.74        $   9.93       $   8.07       $   8.93       $  11.67
                                                            ---------------------------------------------------------------------
                 Investment loss--net** .................       (.02)           (.09)          (.08)          (.06)          (.08)
                 Realized and unrealized gain (loss)--net        .67             .90           1.94           (.80)         (2.66)
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......        .65             .81           1.86           (.86)         (2.74)
                                                            ---------------------------------------------------------------------
                 Distributions from:
                    Realized gain--net ..................       (.09)             --             --             --             --
                    In excess of realized gain--net .....         --              --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Total distributions ....................       (.09)             --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Net asset value, end of period .........   $  11.30        $  10.74       $   9.93       $   8.07       $   8.93
                                                            =====================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       6.09%+          8.16%         23.05%         (9.63%)       (23.47%)
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses*** ............................       1.92%*          1.95%          2.00%          2.07%          2.06%
                                                            =====================================================================
                 Investment loss--net ...................       (.32%)*         (.86%)         (.96%)         (.64%)         (.80%)
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)   $418,836        $412,162       $389,598       $329,121       $159,287
                                                            =====================================================================
                 Portfolio turnover of the Portfolio ....      49.98%         135.48%        138.73%        150.18%        162.28%
                                                            =====================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Aggregate total investment return.
++    Total investment returns exclude the effects of sales charges.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              13

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                           Class C
                                                            ---------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended                For the Year Ended October 31,
The following per share data and ratios have been derived     April 30,     -----------------------------------------------------
from information provided in the financial statements.          2005          2004           2003           2002           2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...   $  10.73        $   9.93       $   8.07       $   8.93       $  11.67
                                                            ---------------------------------------------------------------------
                 Investment loss--net** .................       (.02)           (.09)          (.08)          (.06)          (.08)
                 Realized and unrealized gain (loss)--net        .68             .89           1.94           (.80)         (2.66)
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......        .66             .80           1.86           (.86)         (2.74)
                                                            ---------------------------------------------------------------------
                 Distributions from:
                    Realized gain--net ..................       (.09)             --             --             --             --
                    In excess of realized gain--net .....         --              --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Total distributions ....................       (.09)             --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Net asset value, end of period .........   $  11.30        $  10.73       $   9.93       $   8.07       $   8.93
                                                            =====================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       6.18%+          8.06%         23.05%         (9.63%)       (23.47%)
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses*** ............................       1.92%*          1.96%          2.01%          2.07%          2.07%
                                                            =====================================================================
                 Investment loss--net ...................       (.38%)*         (.86%)         (.97%)         (.66%)         (.81%)
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)   $573,384        $430,689       $250,491       $178,459       $ 86,694
                                                            =====================================================================
                 Portfolio turnover of the Portfolio ....      49.98%         135.48%        138.73%        150.18%        162.28%
                                                            =====================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Aggregate total investment return.
++    Total investment returns exclude the effects of sales charges.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


14        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Financial Highlights (continued)               Merrill Lynch Large Cap Core Fund

                                                                                           Class I
                                                            ---------------------------------------------------------------------
                                                             For the Six
                                                            Months Ended                For the Year Ended October 31,
The following per share data and ratios have been derived     April 30,     -----------------------------------------------------
from information provided in the financial statements.          2005          2004           2003           2002           2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...   $  11.28        $  10.33       $   8.31       $   9.10       $  11.77
                                                            ---------------------------------------------------------------------
                 Investment income--net** ...............        .04             .02            .01            .03            .02
                 Realized and unrealized gain (loss)--net        .71             .93           2.01           (.82)         (2.69)
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......        .75             .95           2.02           (.79)         (2.67)
                                                            ---------------------------------------------------------------------
                 Distributions from:
                    Realized gain--net ..................       (.09)             --             --             --             --
                    In excess of realized gain--net .....         --              --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Total distributions ....................       (.09)             --             --             --             --@
                                                            ---------------------------------------------------------------------
                 Net asset value, end of period .........   $  11.94        $  11.28       $  10.33       $   8.31       $   9.10
                                                            =====================================================================
=================================================================================================================================
Total Investment Return++
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       6.68%+          9.20%         24.31%         (8.68%)       (22.65%)
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses*** ............................        .90%*           .93%           .98%          1.04%          1.05%
                                                            =====================================================================
                 Investment income--net .................        .65%*           .17%           .06%           .33%           .21%
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)   $527,195        $415,647       $307,277       $214,953         76,674
                                                            =====================================================================
                 Portfolio turnover of the Portfolio ....      49.98%         135.48%        138.73%        150.18%        162.28%
                                                            =====================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Aggregate total investment return.
++    Total investment returns exclude the effects of sales charges.
@     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              15

Financial Highlights (concluded)               Merrill Lynch Large Cap Core Fund

                                                                                             Class R
                                                                       ---------------------------------------------------
                                                                                                            For the Period
                                                                        For the Six            For the        January 3,
                                                                       Months Ended          Year Ended        2003@ to
The following per share data and ratios have been derived                April 30,           October 31,      October 31,
from information provided in the financial statements.                     2005                 2004             2003
==========================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period .....      $    10.89           $    10.02          $     8.12
                                                                       ---------------------------------------------------
                       Investment income (loss)--net** ..........              --@@               (.03)               (.05)
                       Realized and unrealized gain--net ........             .70                  .90                1.95
                                                                       ---------------------------------------------------
                       Total from investment operations .........             .70                  .87                1.90
                                                                       ---------------------------------------------------
                       Less distributions from realized gain--net            (.09)                  --                  --
                                                                       ---------------------------------------------------
                       Net asset value, end of period ...........      $    11.50           $    10.89          $    10.02
                                                                       ===================================================
==========================================================================================================================
Total Investment Return++
--------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .......            6.46%+               8.68%              23.40%+
                                                                       ===================================================
==========================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------
                       Expenses*** ..............................            1.40%*               1.43%               1.48%*
                                                                       ===================================================
                       Investment income (loss)--net ............             .05%*               (.32%)              (.44%)*
                                                                       ===================================================
==========================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) .      $   30,355           $   15,160          $      119
                                                                       ===================================================
                       Portfolio turnover of the Portfolio ......           49.98%              135.48%             138.73%
                                                                       ===================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Portfolio's allocated expenses.
+     Aggregate total investment return.
++    Total investment returns exclude the effects of sales charges.
@     Commencement of operations.
@@    Amount is less than $.01 per share.

      See Notes to Financial Statements.


16        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Notes to Financial Statements                  Merrill Lynch Large Cap Core Fund

1. Significant Accounting Policies:

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at April 30, 2005 was 92.5%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                               Account              Distribution
                                           Maintenance Fee              Fee
--------------------------------------------------------------------------------
Class A ................................        .25%                     --
Class B ................................        .25%                    .75%
Class C ................................        .25%                    .75%
Class R ................................        .25%                    .25%
--------------------------------------------------------------------------------


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              17

Notes to Financial Statements (continued)      Merrill Lynch Large Cap Core Fund

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 45,747              $584,088
Class I ............................              $     54              $  1,111
--------------------------------------------------------------------------------

For the six months ended April 30, 2005, MLPF&S received contingent deferred sales charges of $203,131 and $44,288 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, PSI, and/or ML & Co.

3. Capital Share Transactions:

Net increase in net assets derived from capital share transactions were $295,940,309 and $309,948,089 for the six months ended April 30, 2005 and for the year ended October 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended April 30, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         10,860,586       $ 131,249,887
Automatic conversion of shares .........            675,598           8,094,620
Shares issued to shareholders in
   reinvestment of distributions .......            276,770           3,252,048
                                              ---------------------------------
Total issued ...........................         11,812,954         142,596,555
                                              ---------------------------------
Shares redeemed ........................         (4,846,414)        (59,078,660)
                                              ---------------------------------
Net increase ...........................          6,966,540       $  83,517,895
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         12,310,095       $ 132,734,982
Automatic conversion of shares .........            699,006           7,570,079
                                              ---------------------------------
Total issued ...........................         13,009,101         140,305,061
                                              ---------------------------------
Shares redeemed ........................         (6,415,802)        (69,616,834)
                                              ---------------------------------
Net increase ...........................          6,593,299       $  70,688,227
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended April 30, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,006,472       $  46,441,475
Shares issued to shareholders in
   reinvestment of distributions .......            272,886           3,083,617
                                              ---------------------------------
Total issued ...........................          4,279,358          49,525,092
                                              ---------------------------------
Automatic conversion of shares .........           (702,788)         (8,094,620)
Shares redeemed ........................         (4,903,797)        (56,775,541)
                                              ---------------------------------
Total redeemed .........................         (5,606,585)        (64,870,161)
                                              ---------------------------------
Net decrease ...........................         (1,327,227)      $ (15,345,069)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          7,493,427       $  78,234,793
                                              ---------------------------------
Automatic conversion of shares .........           (723,121)         (7,570,079)
Shares redeemed ........................         (7,616,831)        (79,533,441)
                                              ---------------------------------
Total redeemed .........................         (8,339,952)        (87,103,520)
                                              ---------------------------------
Net decrease ...........................           (846,525)      $  (8,868,727)
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended April 30, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         14,064,111       $ 162,592,895
Shares issued to shareholders in
   reinvestment of distributions .......            316,872           3,580,652
                                              ---------------------------------
Total issued ...........................         14,380,983         166,173,547
                                              ---------------------------------
Shares redeemed ........................         (3,755,197)        (43,460,060)
                                              ---------------------------------
Net increase ...........................         10,625,786       $ 122,713,487
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         20,161,028       $ 210,375,936
Shares redeemed ........................         (5,267,640)        (54,888,794)
                                              ---------------------------------
Net increase ...........................         14,893,388       $ 155,487,142
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended April 30, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         10,957,001       $ 135,051,545
Shares issued to shareholders in
   reinvestment of distributions .......            241,545           2,871,965
                                              ---------------------------------
Total issued ...........................         11,198,546         137,923,510
                                              ---------------------------------
Shares redeemed ........................         (3,887,417)        (47,461,448)
                                              ---------------------------------
Net increase ...........................          7,311,129       $  90,462,062
                                              =================================


18        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Notes to Financial Statements (concluded)      Merrill Lynch Large Cap Core Fund

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended October 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         13,601,810       $ 149,026,978
Shares redeemed ........................         (6,508,083)        (70,950,427)
                                              ---------------------------------
Net increase ...........................          7,093,727       $  78,076,551
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Six Months                                     Dollar
Ended April 30, 2005                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,824,742       $  21,423,390
Shares issued to shareholders in
   reinvestment of distributions .......             13,431             154,059
                                              ---------------------------------
Total issued ...........................          1,838,173          21,577,449
                                              ---------------------------------
Shares redeemed ........................           (589,546)         (6,985,515)
                                              ---------------------------------
Net increase ...........................          1,248,627       $  14,591,934
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended October 31, 2004                            Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,940,287       $  20,567,859
Shares redeemed ........................           (560,490)         (6,002,963)
                                              ---------------------------------
Net increase ...........................          1,379,797       $  14,564,896
                                              =================================

4. Capital Loss Carryforward:

On October 31, 2004, the Fund had a net capital loss carryforward of $81,920,745 of which $56,662,920 expires in 2008, $14,159,796 expires in 2009 and
$11,098,029 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              19

Portfolio Information as of April 30, 2005       Master Large Cap Core Portfolio

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ............................................            4.2%
Johnson & Johnson ............................................            2.8
Pfizer, Inc. .................................................            2.5
General Electric Co. .........................................            2.4
Dell, Inc. ...................................................            1.8
ConocoPhillips ...............................................            1.7
UnitedHealth Group, Inc. .....................................            1.6
Hewlett-Packard Co. ..........................................            1.5
Oracle Corp. .................................................            1.4
Motorola, Inc. ...............................................            1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Sector* Representation                                         Total Investments
--------------------------------------------------------------------------------
Information Technology ....................................              21.1%
Health Care ...............................................              16.2
Energy ....................................................              13.4
Consumer Discretionary ....................................              12.4
Financials ................................................              11.2
Industrials ...............................................               6.0
Materials .................................................               5.6
Utilities .................................................               2.7
Consumer Staples ..........................................               1.3
Other** ...................................................              10.1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Oil & Gas ....................................................           14.9%
Software .....................................................           10.0
Health Care Providers & Services .............................            9.8
Insurance ....................................................            6.8
Specialty Retail .............................................            6.8
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Sector" and "Industries" mean any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments.


20        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Schedule of Investments                          Master Large Cap Core Portfolio

Sector+                   Industry+                          Shares Held     Common Stocks                                Value
===================================================================================================================================
Consumer                  Hotels, Restaurants &                  350,000     Darden Restaurants, Inc.                $   10,500,000
Discretionary--13.8%      Leisure--0.5%
                          ---------------------------------------------------------------------------------------------------------
                          Household Durables--2.0%               440,000     Lennar Corp. Class A                        22,646,800
                                                                  30,000     NVR, Inc. (c)(d)                            21,550,500
                                                                                                                     --------------
                                                                                                                         44,197,300
                          ---------------------------------------------------------------------------------------------------------
                          Leisure Equipment &                    800,000     Eastman Kodak Co. (d)                       20,000,000
                          Products--1.2%                         110,000     Polaris Industries, Inc.                     6,331,600
                                                                                                                     --------------
                                                                                                                         26,331,600
                          ---------------------------------------------------------------------------------------------------------
                          Media--0.5%                            160,000     Getty Images, Inc. (c)(d)                   11,448,000
                          ---------------------------------------------------------------------------------------------------------
                          Multiline Retail--2.8%                 670,000     Dillard's, Inc. Class A (d)                 15,590,900
                                                                 520,000     JC Penney Co., Inc.                         24,653,200
                                                                 440,000     Nordstrom, Inc.                             22,365,200
                                                                                                                     --------------
                                                                                                                         62,609,300
                          ---------------------------------------------------------------------------------------------------------
                          Specialty Retail--6.8%                 430,000     Abercrombie & Fitch Co. Class A             23,198,500
                                                                 880,000     American Eagle Outfitters                   23,073,600
                                                                 210,000     Best Buy Co., Inc.                          10,571,400
                                                               1,230,000     Circuit City Stores, Inc.                   19,434,000
                                                                 880,000     The Gap, Inc.                               18,788,000
                                                                 290,000     Limited Brands                               6,290,100
                                                                 520,000     Michaels Stores, Inc.                       17,264,000
                                                                 360,000     Pacific Sunwear of California, Inc.
                                                                             (c)(d)                                       8,139,600
                                                               1,200,000     Staples, Inc.                               22,884,000
                                                                                                                     --------------
                                                                                                                        149,643,200
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Consumer Discretionary               304,729,400
===================================================================================================================================
Consumer                  Food & Staples Retailing--0.1%          30,000     Wal-Mart Stores, Inc.                        1,414,200
Staples--1.5%             ---------------------------------------------------------------------------------------------------------
                          Food Products--1.0%                  1,220,000     Archer-Daniels-Midland Co.                  21,947,800
                          ---------------------------------------------------------------------------------------------------------
                          Household Products--0.2%               100,000     Procter & Gamble Co.                         5,415,000
                          ---------------------------------------------------------------------------------------------------------
                          Tobacco--0.2%                           60,000     Altria Group, Inc.                           3,899,400
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Consumer Staples                      32,676,400
===================================================================================================================================
Energy--14.9%             Oil & Gas--14.9%                      240,000      Amerada Hess Corp.                          22,476,000
                                                                 160,000     Anadarko Petroleum Corp.                    11,686,400
                                                                 550,000     Burlington Resources, Inc.                  26,735,500
                                                                 210,000     Chevron Corp.                               10,920,000
                                                                 360,000     ConocoPhillips                              37,746,000
                                                                 600,000     Devon Energy Corp. (d)                      27,102,000
                                                               1,650,000     Exxon Mobil Corp.                           94,099,500
                                                                 380,000     Occidental Petroleum Corp.                  26,220,000
                                                                 250,000     Sunoco, Inc.                                24,815,000
                                                                 450,000     Unocal Corp.                                24,547,500
                                                                 350,000     Valero Energy Corp.                         23,985,500
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Energy                               330,333,400
                          =========================================================================================================


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              21

Schedule of Investments (continued)              Master Large Cap Core Portfolio

Sector+                   Industry+                          Shares Held     Common Stocks                                Value
===================================================================================================================================
Financials--12.5%         Capital Markets--1.6%                   70,000     The Bear Stearns Cos., Inc.             $    6,626,200
                                                                 310,000     Lehman Brothers Holdings, Inc.              28,433,200
                                                                                                                     --------------
                                                                                                                         35,059,400
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Banks--0.6%                 300,000     Bank of America Corp.                       13,512,000
                          ---------------------------------------------------------------------------------------------------------
                          Consumer Finance--1.3%                 210,000     Providian Financial Corp. (c)                3,500,700
                                                                 530,000     SLM Corp. (d)                               25,249,200
                                                                                                                     --------------
                                                                                                                         28,749,900
                          ---------------------------------------------------------------------------------------------------------
                          Diversified Financial                  110,000     Chicago Mercantile Exchange Holdings,
                          Services--2.2%                                     Inc.                                        21,507,200
                                                                 530,000     Citigroup, Inc.                             24,888,800
                                                                  60,000     JPMorgan Chase & Co.                         2,129,400
                                                                                                                     --------------
                                                                                                                         48,525,400
                          ---------------------------------------------------------------------------------------------------------
                          Insurance--6.8%                        430,000     The Allstate Corp.                          24,148,800
                                                                 290,000     Chubb Corp. (d)                             23,716,200
                                                                 460,000     Lincoln National Corp.                      20,686,200
                                                                 150,000     MetLife, Inc.                                5,835,000
                                                                 510,000     Prudential Financial, Inc.                  29,146,500
                                                                 430,000     Safeco Corp. (d)                            22,648,100
                                                               1,040,000     UnumProvident Corp.                         17,388,800
                                                                 225,000     WR Berkley Corp.                             7,312,500
                                                                                                                     --------------
                                                                                                                        150,882,100
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Financials                           276,728,800
===================================================================================================================================
Health Care--18.0%        Biotechnology--1.0%                    310,000     Invitrogen Corp. (c)                        22,713,700
                          ---------------------------------------------------------------------------------------------------------
                          Health Care Equipment &                430,000     Becton Dickinson & Co.                      25,163,600
                          Supplies--1.1%
                          ---------------------------------------------------------------------------------------------------------
                          Health Care Providers &                380,000     Aetna, Inc. New Shares                      27,880,600
                          Services--9.8%                         280,000     Cigna Corp.                                 25,754,400
                                                                 260,000     Express Scripts, Inc. (c)(d)                23,306,400
                                                                 160,000     HCA, Inc.                                    8,934,400
                                                                 730,000     Humana, Inc. (c)                            25,294,500
                                                                 420,000     Laboratory Corp. of America Holdings
                                                                             (c)(d)                                      20,790,000
                                                                 380,000     PacifiCare Health Systems (c)               22,708,800
                                                                 240,000     Quest Diagnostics (d)                       25,392,000
                                                                 380,000     UnitedHealth Group, Inc.                    35,913,800
                                                                                                                     --------------
                                                                                                                        215,974,900
                          ---------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--6.1%                  340,000     Barr Pharmaceuticals, Inc. (c)(d)           17,632,400
                                                                 910,000     Johnson & Johnson                           62,453,300
                                                               2,030,000     Pfizer, Inc.                                55,155,100
                                                                                                                     --------------
                                                                                                                        135,240,800
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Health Care                          399,093,000
===================================================================================================================================
Industrials--6.7%         Aerospace & Defense--0.3%              140,000     Goodrich Corp.                               5,642,000
                          ---------------------------------------------------------------------------------------------------------
                          Commercial Services &                  280,000     ITT Educational Services, Inc. (c)          12,874,400
                          Supplies--0.6%
                          ---------------------------------------------------------------------------------------------------------
                          Electrical Equipment--1.0%             470,000     Rockwell Automation, Inc.                   21,728,100
                          ---------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--2.4%       1,460,000     General Electric Co.                        52,852,000
                          ---------------------------------------------------------------------------------------------------------
                          Machinery--0.5%                        120,000     Cummins, Inc.                                8,160,000
                                                                 100,000     Graco, Inc.                                  3,377,000
                                                                                                                     --------------
                                                                                                                         11,537,000
                          ---------------------------------------------------------------------------------------------------------
                          Road & Rail--1.9%                      650,000     Norfolk Southern Corp.                      20,410,000
                                                                 460,000     Yellow Roadway Corp. (c)(d)                 22,540,000
                                                                                                                     --------------
                                                                                                                         42,950,000
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Industrials                          147,583,500
                          =========================================================================================================


22        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Schedule of Investments (continued)              Master Large Cap Core Portfolio

Sector+                   Industry+                          Shares Held     Common Stocks                                Value
===================================================================================================================================
Information               Communications Equipment--1.5%         170,000     Cisco Systems, Inc. (c)                 $    2,937,600
Technology--23.4%                                              1,990,000     Motorola, Inc.                              30,526,600
                                                                                                                     --------------
                                                                                                                         33,464,200
                          ---------------------------------------------------------------------------------------------------------
                          Computers & Peripherals--5.7%        1,130,000     Dell, Inc. (c)                              39,357,900
                                                               1,660,000     Hewlett-Packard Co. (d)                     33,980,200
                                                                  40,000     International Business Machines Corp.        3,055,200
                                                                 730,000     NCR Corp. (c)                               24,090,000
                                                                 650,000     QLogic Corp. (c)(d)                         21,606,000
                                                                 180,000     Storage Technology Corp. (c)                 5,004,000
                                                                  10,000     Western Digital Corp. (c)                      126,900
                                                                                                                     --------------
                                                                                                                        127,220,200
                          ---------------------------------------------------------------------------------------------------------
                          Electronic Equipment &                 430,000     Jabil Circuit, Inc. (c)                     11,868,000
                          Instruments--0.5%
                          ---------------------------------------------------------------------------------------------------------
                          IT Services--2.7%                      530,000     Checkfree Corp. (c)                         19,440,400
                                                                 140,000     Computer Sciences Corp. (c)(d)               6,087,200
                                                               1,160,000     Electronic Data Systems Corp.               22,446,000
                                                                 640,000     Sabre Holdings Corp. Class A                12,518,400
                                                                                                                     --------------
                                                                                                                         60,492,000
                          ---------------------------------------------------------------------------------------------------------
                          Office Electronics--1.0%             1,630,000     Xerox Corp. (c)(d)                          21,597,500
                          ---------------------------------------------------------------------------------------------------------
                          Semiconductors & Semiconductor         320,000     Intel Corp.                                  7,526,400
                          Equipment--2.0%                        910,000     Lam Research Corp. (c)(d)                   23,341,500
                                                                 560,000     Texas Instruments, Inc.                     13,977,600
                                                                                                                     --------------
                                                                                                                         44,845,500
                          ---------------------------------------------------------------------------------------------------------
                          Software--10.0%                        360,000     Adobe Systems, Inc. (d)                     21,409,200
                                                                 760,000     Autodesk, Inc. (d)                          24,190,800
                                                                 340,000     BEA Systems, Inc. (c)                        2,346,000
                                                                 770,000     BMC Software, Inc. (c)                      12,474,000
                                                                 630,000     Citrix Systems, Inc. (c)                    14,175,000
                                                                 870,000     Computer Associates International,
                                                                             Inc. (d)                                    23,403,000
                                                                 590,000     Intuit, Inc. (c)                            23,777,000
                                                               1,100,000     McAfee, Inc. (c)                            23,001,000
                                                                 540,000     Mercury Interactive Corp. (c)               22,318,200
                                                                 900,000     Microsoft Corp.                             22,770,000
                                                               2,650,000     Oracle Corp. (c)                            30,634,000
                                                                                                                     --------------
                                                                                                                        220,498,200
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Information Technology               519,985,600
===================================================================================================================================
Materials--6.1%           Chemicals--2.1%                        390,000     Eastman Chemical Co.                        21,060,000
                                                                 450,000     Monsanto Co.                                26,379,000
                                                                                                                     --------------
                                                                                                                         47,439,000
                          ---------------------------------------------------------------------------------------------------------
                          Containers & Packaging--0.7%           380,000     Ball Corp.                                  15,010,000
                          ---------------------------------------------------------------------------------------------------------
                          Metals & Mining--2.8%                  490,000     Nucor Corp.                                 25,039,000
                                                                 220,000     Phelps Dodge Corp.                          18,887,000
                                                                 450,000     United States Steel Corp.                   19,242,000
                                                                                                                     --------------
                                                                                                                         63,168,000
                          ---------------------------------------------------------------------------------------------------------
                          Paper & Forest Products--0.5%          360,000     MeadWestvaco Corp.                          10,602,000
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Materials                            136,219,000
                          =========================================================================================================


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              23

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

Sector+                   Industry+                          Shares Held     Common Stocks                                Value
===================================================================================================================================
Utilities--3.0%           Electric Utilities--2.5%               640,000     Edison International                    $   23,232,000
                                                                 360,000     Northeast Utilities                          6,591,600
                                                                 300,000     TXU Corp. (d)                               25,737,000
                                                                                                                     --------------
                                                                                                                         55,560,600
                          ---------------------------------------------------------------------------------------------------------
                          Multi-Utilities & Unregulated        3,380,000     Dynegy, Inc. Class A (c)(d)                 11,323,000
                          Power--0.5%
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Utilities                             66,883,600
                          =========================================================================================================
                                                                             Total Common Stocks
                                                                             (Cost--$1,974,981,603)--99.9%            2,214,232,700
                          =========================================================================================================

                                                     Beneficial Interest     Short-Term Securities
===================================================================================================================================
                                                             $ 6,069,404     Merrill Lynch Liquidity Series, LLC
                                                                             Cash Sweep Series I (a)                      6,069,404
                                                             241,963,000     Merrill Lynch Liquidity Series, LLC
                                                                             Money Market Series (a)(b)                 241,963,000
                          ---------------------------------------------------------------------------------------------------------
                                                                             Total Short-Term Securities
                                                                             (Cost--$248,032,404)--11.2%                248,032,404
===================================================================================================================================
                          Total Investments (Cost--$2,223,014,007*)--111.1%                                           2,462,265,104

                          Liabilities in Excess of Other Assets--(11.1%)                                               (246,290,461)
                                                                                                                     --------------
                          Net Assets--100.0%                                                                         $2,215,974,643
                                                                                                                     ==============

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................   $2,240,894,297
                                                                 ==============
      Gross unrealized appreciation ..........................   $  305,970,591
      Gross unrealized depreciation ..........................      (84,599,784)
                                                                 --------------
      Net unrealized appreciation ............................   $  221,370,807
                                                                 ==============

+ For Portfolio compliance purposes, "Sector" and "Industry" mean any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                         $  3,714,236         $ 67,854

      Merrill Lynch Liquidity Series,
       Money Market Series                         $106,385,700         $ 75,996
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Non-income producing security.
(d)   Security, or a portion of security, is on loan.

      See Notes to Financial Statements.


24        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

As of April 30, 2005
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (including securities loaned of $236,825,688)
                        (identified cost--$1,974,981,603) .......................                        $ 2,214,232,700
                       Investments in affiliated securities, at value
                        (cost -$248,032,404) ....................................                            248,032,404
                       Receivables:
                          Securities sold .......................................    $    10,447,173
                          Contributions .........................................          5,703,089
                          Dividends .............................................          1,127,350
                          Securities lending ....................................             10,039
                          Interest from affiliates ..............................              5,884          17,293,535
                                                                                     ---------------
                       Prepaid expenses .........................................                                 21,121
                                                                                                         ---------------
                       Total assets .............................................                          2,479,579,760
                                                                                                         ---------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ................                            241,963,000
                       Payables:
                          Securities purchased ..................................         17,475,885
                          Withdrawals ...........................................          3,259,732
                          Investment adviser ....................................            822,263
                          Other affiliates ......................................             22,756          21,580,636
                                                                                     ---------------
                       Accrued expenses .........................................                                 61,481
                                                                                                         ---------------
                       Total liabilities ........................................                            263,605,117
                                                                                                         ---------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Net assets ...............................................                        $ 2,215,974,643
                                                                                                         ===============
========================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------
                       Investors' capital .......................................                        $ 1,976,723,546
                       Unrealized appreciation--net .............................                            239,251,097
                                                                                                         ---------------
                       Net Assets ...............................................                        $ 2,215,974,643
                                                                                                         ===============

      See Notes to Financial Statements.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              25

Statement of Operations                          Master Large Cap Core Portfolio

For the Six Months Ended April 30, 2005
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                       Dividends ................................................                        $    16,519,385
                       Securities lending--net ..................................                                 75,996
                       Interest from affiliates .................................                                 67,854
                                                                                                         ---------------
                       Total income .............................................                             16,663,235
                                                                                                         ---------------
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .................................    $     5,054,184
                       Accounting services ......................................            216,490
                       Custodian fees ...........................................             53,818
                       Professional fees ........................................             29,369
                       Trustees' fees and expenses ..............................             27,149
                       Printing and shareholder reports .........................              4,453
                       Pricing fees .............................................                520
                       Other ....................................................             14,189
                                                                                     ---------------
                       Total expenses ...........................................                              5,400,172
                                                                                                         ---------------
                       Investment income--net ...................................                             11,263,063
                                                                                                         ---------------
========================================================================================================================
Realized & Unrealized Gain--Net
------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ........................         68,671,571
                       Change in unrealized appreciation on investments--net ....         38,982,177
                                                                                     ---------------
                       Total realized and unrealized gain--net ..................                            107,653,748
                                                                                                         ---------------
                       Net Increase in Net Assets Resulting from Operations .....                        $   118,916,811
                                                                                                         ===============

      See Notes to Financial Statements.


26        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Statements of Changes in Net Assets              Master Large Cap Core Portfolio

                                                                                        For the Six          For the
                                                                                       Months Ended         Year Ended
                                                                                         April 30,         October 31,
Increase (Decrease) in Net Assets:                                                         2005                2004
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...................................    $    11,263,063     $     9,256,200
                       Realized gain--net .......................................         68,671,571         199,493,500
                       Change in unrealized appreciation--net ...................         38,982,177         (68,627,985)
                                                                                     -----------------------------------
                       Net increase in net assets resulting from operations .....        118,916,811         140,121,715
                                                                                     -----------------------------------
========================================================================================================================
Capital Transactions
------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ..............................        610,805,884         751,429,058
                       Fair value of withdrawals ................................       (345,048,349)       (514,359,352)
                                                                                     -----------------------------------
                       Net increase in net assets derived from capital transactions      265,757,535         237,069,706
                                                                                     -----------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .............................        384,674,346         377,191,421
                       Beginning of period ......................................      1,831,300,297       1,454,108,876
                                                                                     -----------------------------------
                       End of period ............................................    $ 2,215,974,643     $ 1,831,300,297
                                                                                     ===================================

      See Notes to Financial Statements.

Financial Highlights                             Master Large Cap Core Portfolio

                                                           For the Six
                                                          Months Ended                For the Year Ended October 31,
The following ratios have been derived from information     April 30,     -------------------------------------------------------
provided in the financial statements.                         2005           2004           2003            2002           2001
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                 Total investment return ................       6.87%+          9.61%         25.11%         (8.13%)           --
                                                          =======================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................        .51%*           .52%           .54%           .57%           .67%
                                                          =======================================================================
                 Investment income--net .................       1.05%*           .57%           .48%           .83%           .59%
                                                          =======================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period
                  (in thousands) ........................ $2,215,975      $1,831,300     $1,454,109       $873,704       $412,836
                                                          =======================================================================
                 Portfolio turnover .....................      49.98%         135.48%        138.73%        150.18%        162.28%
                                                          =======================================================================

*     Annualized.
** Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Aggregate total investment return.

      See Notes to Financial Statements.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              27

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees of the Trust or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the


28        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

      Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              29

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Portfolio. There is no increase in the aggregate fees paid by the Portfolio for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of April 30, 2005, the Portfolio lent securities with a value of $34,297,294 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended April 30, 2005, MLIM, LLC received $32,563 in securities lending agent fees.

For the six months ended April 30, 2005, the Portfolio reimbursed FAM $20,391 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were $1,337,583,918 and $1,060,872,184, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the six months ended April 30, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


30        MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005

Officers and Directors/Trustees

Robert C. Doll, Jr., President, Director/Trustee and Portfolio Manager James H. Bodurtha, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Stephen B. Swensrud, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn retired as President and Director/Trustee of Merrill Lynch Large Cap Series Fund, Inc. and Master Large Cap Series Trust. The Fund's/Trust's Board of Directors/Trustees wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/Trustee of the Fund and the Trust.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


          MERRILL LYNCH LARGE CAP CORE FUND       APRIL 30, 2005              31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Large Cap Core Fund of
Merrill Lynch Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                #CAPCORE -- 4/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: June 20, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. and Master Large Cap Core Portfolio of Master Large Cap Series Trust

Date: June 20, 2005